INNOVATE Corp. 2026 INNOVATE Corp. Q3 2026 Earnings Release Supplement November 12, 2026

INNOVATE Corp. 2026 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward- looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities; the achievement of INNOVATE’s strategic objectives; INNOVATE's intended use of net proceeds from the sale of DBMG, including from the sale of the IES common stock received as consideration, to reduce its outstanding indebtedness, and the timing of any related debt repayments and redemptions; post-closing adjustments to the purchase price for the sale of DBMG; INNOVATE's retained interest in HC2 Broadcasting; anticipated commercialization, reimbursement, regulatory and clinical development activities at MediBeacon, including the timing of TGFR Monitor shipments in China; and expectations regarding demand, conversion of backlog to revenue, manufacturing capacity and international expansion at R2. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: substantial doubt about our ability to continue operating as a going concern and to meet near-term debt maturities and mandatory redemption obligations, including the risk that insufficient or delayed proceeds from sales of the IES common stock could result in defaults, cross-defaults or acceleration of other obligations; fluctuations in the market price of IES common stock, including during the lock-up period, and our ability to realize sufficient proceeds from its sale; the outcome of post-closing purchase price adjustments under the DBMG transaction agreement; our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; our business profile following the sale of DBMG and the sale of a controlling interest in HC2 Broadcasting, including the loss of our primary sources of subsidiary cash flow, the potential absence of material operating revenue, and our dependence on our remaining Life Sciences operations; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; the illiquidity of our remaining 25% interest in HC2 Broadcasting and uncertainty regarding the timing, price and occurrence of any sale of that interest; the maturity of R2’s indebtedness on December 31, 2026 and the ability of our Life Sciences segment to raise additional capital; covenant noncompliance risk; our ability to complete transition services following these transactions and manage related costs and disputes; our ability to qualify for transient investment company status or another exclusion or exemption under the Investment Company Act of 1940; the possibility of indemnification claims and retained or contingent liabilities arising out of the sale of DBMG, the HC2 Broadcasting transaction and other divestitures; our ability to remain in compliance with the NYSE’s continued listing standards; our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all; governmental regulation in the healthcare industry, including reimbursement determinations; our dependence on the retention and recruitment of key personnel; volatility in the trading price of our common stock; changes in market conditions, including interest rates, inflation and trade and tariff policies; developments relating to the hostilities in Ukraine, the Middle East and Venezuela; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; tax consequences associated with our acquisitions, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; and our expectations regarding the timing, extent and effectiveness of any cost reduction initiatives and management’s ability to moderate or control discretionary spending. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. 2026 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-U.S. GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss (which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, (gains) losses on lease modifications, and asset impairment expense); (gain) loss on sale of controlling interest in subsidiary; interest expense; (gain) loss on extinguishment of debt; other (income) expense, net; income tax expense (benefit); non- controlling interests; share-based compensation expense; realignment and exit costs; facility commissioning costs; debt refinancing costs; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. 2026 ■ DBM Global Inc. ("DBMG") delivered exceptional results in its final quarter under INNOVATE ownership with year- over-year revenue growth of ~45%. ■ As previously announced, on October 5, 2026, INNOVATE completed the sale of DBM Global, Inc. ("DBMG") to IES Holdings, Inc. ("IES") for cash and stock consideration. INNOVATE intends to use all net proceeds from the transaction to reduce its outstanding debt. ■ MediBeacon expanded engagement to 120+ U.S. institutions, advanced reimbursement initiatives while securing orders for 600 TGFR Monitors in China. ■ R2 Technologies, Inc. ("R2") reported third quarter 2026 revenue of $1.2 million and worldwide demand for the third quarter reached $3.1 million, ending the quarter with 116 systems in worldwide carryover amid continued inventory and cash constraints. ■ On September 1, 2026, INNOVATE completed the previously announced sale of its controlling interest in HC2 Broadcasting Holdings Inc. (“HC2 Broadcasting”) to CONX CORP. (“CONX”). CONX now owns 75% of HC2 Broadcasting, while INNOVATE retains a 25% ownership interest. Third Quarter 2026 & Recent Highlights 4 Strong DBMG performance capped by successful sale to IES; Portfolio transformation advanced through Broadcasting transaction; MediBeacon builds commercial traction and advances reimbursement initiatives; Spectrum pursues opportunities to unlock additional value

Segment Highlights

Infrastructure Highlights

- Delivered exceptional results in the final quarter under INNOVATE ownership with year-over-year revenue growth of ~45%
- Reported backlog of $2.6B and total adjusted backlog[(1)] of $2.7B.
- Strong backlog reflects continued demand and provides visibility into the business following the sale to IES.
- Year-to-date revenue of $1.3B.
- Completed the sale of DBMG to IES on October 5, 2026.

Life Sciences Highlights

MediBeacon

- MediBeacon expanded engagement to over 120 healthcare institutions as commercialization of the TGFR System advances.
- Advanced key reimbursement initiatives, including engagement with CMS and payors.
- Secured orders for 600 TGFR Monitors in China, with shipments planned through 2Q27.

R2 Technologies

- Reported 3Q26 revenue of $1.2M.
- Backlog of 116 systems globally.

Spectrum Highlights

- On September 1, 2026, INNOVATE completed the previously announced sale of its controlling interest in HC2 Broadcasting to CONX CORP. ("CONX"). CONX now owns 75% of HC2 Broadcasting, while INNOVATE retains a 25% ownership interest.

(1) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

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Q3 2026 QTD Financial Highlights

INNOVATE

Revenue				
($ millions)		3Q26		3Q25
Infrastructure	$	490.6	$	338.4
Life Sciences		1.2		3.1
Spectrum		3.7		5.6
Consolidated INNOVATE	**$**	**495.5**	**$**	**347.1**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA								
		3Q26				3Q25		
($ millions)		NI[1]		Adjusted EBITDA[2]		NI[1]		Adjusted EBITDA[2]
Infrastructure	$	25.2	$	43.6	$	8.8	$	23.5
Life Sciences		(3.0)		(1.7)		(4.6)		(2.6)
Spectrum		25.9		0.3		(5.9)		1.0
Non-Operating Corporate		(21.6)		(1.7)		(7.2)		(2.1)
Other & Eliminations		—		—		—		—
Consolidated INNOVATE	**$**	**26.5**	**$**	**40.5**	**$**	**(8.9)**	**$**	**19.8**

Consolidated Q3 Results

- Revenue increased $148.4M or 42.8% driven primarily by our Infrastructure segment, which was partially offset by decreases at our Spectrum and Life Sciences segments. The increase at our Infrastructure segment was primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, as well as an increase at our industrial maintenance and repair business due to the timing and size of projects. The decrease at our Spectrum segment was primarily driven by our disposition of a controlling interest in our Spectrum segment on September 1, 2026, which resulted in two months of consolidated Spectrum revenue in the current period compared to three months in the comparable period. On September 1, 2026, we completed the disposition and retained a 25% interest in Spectrum, which we account for under the equity method. The decrease at our Life Sciences segment was attributable to R2, reflecting decreases in unit sales across all product lines and regions, due to liquidity constraints.
- Net income attributable to INNOVATE Corp. of $26.5M
- Adjusted EBITDA[2] increased by $20.7M to $40.5M primarily driven by our Infrastructure, Life Sciences, and Non-Operating Corporate segments, which was partially offset by a decrease at our Spectrum segment.

Infrastructure

- Net Income of $25.2M[1]
- Adjusted EBITDA[2] up $20.1M over the prior year quarter primarily driven by an increase in revenue and gross profit at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, combined with changes in the estimate of the cost to complete those projects recognized in the ordinary course driven by efficiencies recognized around certain projects. The increase was partially offset by an increase in recurring SG&A expenses, primarily driven by the timing of, and increases in compensation-related expenses and an increase in professional fees, as well as a decrease in gross profit at our industrial maintenance and repair business, despite the increase in revenue discussed above, primarily due to fluctuations in material costs.
- Reported backlog and adjusted[3] backlog of $2.6B and $2.7B, respectively, compared to reported backlog and adjusted[3] backlog of $1.7B and $1.8B, respectively, at December 31, 2025.

Life Sciences

- Revenue of $1.2M attributable to R2, which decreased $1.9M or 61.3%, reflecting decreases in unit sales across all product lines and regions, due to liquidity constraints.
- Adjusted EBITDA[2] losses down $0.9M from the prior year quarter primarily driven by a decrease in compensation-related expenses at R2, which was partially offset by a decrease in gross profit at R2, driven by the decrease in revenue as discussed above, and an increase in equity method losses recognized from MediBeacon.

Spectrum

- Net income of $25.9M[1]
- Adjusted EBITDA[2] decreased by $0.7M from the prior year quarter, primarily driven by our disposition of a controlling interest in our Spectrum segment on September 1, 2026, which resulted in two months of consolidated Spectrum activity in the current period compared to three months in the comparable period. On September 1, 2026, we completed the disposition and retained a 25% interest in Spectrum, which we account for under the equity method.

Non-Operating Corporate

- Adjusted EBITDA[2] losses down $0.4M primarily driven by a decrease in professional fees.

Third Quarter Consolidated Revenue and Adjusted EBITDA[2] of $495.5 million and $40.5 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.

(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

(3) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

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Segment Highlights - Infrastructure

DBM Global ("DBMG")

Overview

- 45.0% revenue increase primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, combined with changes in the estimate of the cost to complete those projects recognized in the ordinary course driven by efficiencies recognized around certain projects. The increases were also driven by an increase at our industrial maintenance and repair business due to timing and size of projects and, to a lesser extent, at the construction modeling and detailing business.
- Adjusted EBITDA(2) increase was primarily driven by an increase in revenue and gross profit at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, combined with changes in the estimate of the cost to complete those projects recognized in the ordinary course driven by efficiencies recognized around certain projects. The increase was partially offset by an increase in recurring SG&A expenses, primarily driven by the timing of, and increases in compensation-related expenses and an increase in professional fees, as well as a decrease in gross profit at our industrial maintenance and repair business, despite the increase in revenue discussed above, primarily due to fluctuations in material costs.
- Reported backlog and adjusted backlog, which takes into consideration awarded but not yet signed contracts, of $2.6B and $2.7B, respectively.
- September 30, 2026 LTM Net Income(1) of $71.5M and Adjusted EBITDA(2) of $143.3M.

Near-Term Focus

- On October 5, 2026, INNOVATE completed the previously announced sale of DBMG to IES.

Financials

($ millions)		3Q26		3Q25
Revenue	$	490.6	$	338.4
Net Income(1)	$	25.2	$	8.8
Adjusted EBITDA (2)	$	43.6	$	23.5

Trending Backlog



($ millions)
3,000
2,000
1,000
$1,548.4
$1,723.9
$1,585.6
$1,901.0
~$2,672.9
$2,618.2
3Q25
4Q25
1Q26
2Q26
3Q26
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted backlog takes into consideration awarded, but not yet signed contracts.
All data as of September 30, 2026 unless otherwise noted.

INNOVATE Corp. 2026

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Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

PANSEND

R2 Technologies, Inc. ("R2")

- R2 reported third quarter 2026 revenue of $1.2 million.
- R2's demand for the third quarter reached $3.1 million, with backlog increasing to 116 systems globally at the end of the quarter.
- As previously announced, R2 extended the maturity of its secured promissory note with Lancer Capital from August 1, 2026 to December 31, 2026, and R2's preferred equity was converted to common equity, simplifying its capital structure.

MediBeacon

- MediBeacon continued to advance commercialization of the TGFR System, with engagement expanding to more than 120 U.S. medical institutions and customer shipments, research and utilization underway at leading medical centers.
- MediBeacon continued to advance reimbursement initiatives, with applications for additional reimbursement codes in 2026 following engagement with Centers for Medicare & Medicaid Services ("CMS") as well as key private payors.
- MediBeacon continued its expansion in China, with 600 TGFR Monitors ordered for the market and shipments planned from the fourth quarter of 2026 through second quarter of 2027.

R2 Trending Revenue

($ millions)


$4.1
$3.1
$3.2
$3.1
$3.1
$1.6
$2.2
$1.2
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

Summary of Investments[1]

Company	Investment to Date	Equity %	Fully Diluted %
R2 Technologies	$74.9M	86.7%	86.7%
MediBeacon	$38.4M	44.6%	39.3%
Genovel	$4.2M	80.0%	75.2%
Triple Ring	$0.9M	7.2%	1.6%
Scaled Cell Solutions	$0.9M	20.1%	20.1%

(1) Investment-to-date totals and equity ownership percentages are as of September 30, 2026.

INNOVATE Corp. 2026

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INNOVATE Corp. 2026 Financials ($ millions) 3Q26 3Q25 Revenue $ 3.7 $ 5.6 Net Income (Loss)(1) $ 25.9 $ (5.9) Adjusted EBITDA (2) $ 0.3 $ 1.0 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") Overview (1) Net Income (Loss) attributable to INNOVATE Corp. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. (3) Operating stations mix as of September 30, 2026. Operating Stations Mix(3) 3Q26 Low Power Television ("LPTV") 206 Class A stations 53 Full-Power stations 3 Total Operating Stations 262 Approximate MHz POPs 2.7 Billion ■ On September 1, 2026, INNOVATE completed the previously announced sale of its controlling interest in HC2 Broadcasting to CONX CORP. (“CONX”). CONX now owns 75% of HC2 Broadcasting, while INNOVATE retains a 25% ownership interest. ■ Following the closing of the partial sale of Broadcasting, INNOVATE began recognizing its 25% ownership as an equity method investment under the Spectrum segment.

INNOVATE Corp. 2026 (1) Debt Maturity Profile excludes held for sale liabilities, Preferred Stock and operating leases. (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments, excluding exit fees and interest payments. (3) 2026 debt amortization includes repayment of the Revolving Line of Credit and a $325 million partial redemption of the 10.50% Senior Secured Notes in connection with the DBMG Transaction subsequent to the quarter. (4) Excludes held for sale cash and cash equivalents and restricted cash. Debt Summary(1) ($ millions) Maturity Sep-26 Dec-25 10.50% Senior Secured Notes(3) 2027 $ 400.9 $ 360.4 9.50% Convertible Senior Secured Notes 2027 58.9 53.5 CGIC Promissory Note 2027 51.1 45.9 Revolving Line of Credit(3) 2026 20.0 20.0 8.50% Senior Secured Notes 2026 — 1.9 7.50% Convertible Senior Notes 2026 — 0.2 Life Sciences Debt 2026 52.4 47.9 Total Principal Outstanding $ 583.3 $ 529.8 Unamortized OID and DFC (8.8) (16.8) Total Debt $ 574.5 $ 513.0 Cash & Cash Equivalents(4) 4.9 5.1 Net Debt $ 569.6 $ 507.9 Current Credit Picture 10 Debt Amortization and Maturity Profile $397.4 $185.9 Holdco Life Sciences 2026 2027 $— $100.0 $200.0 $300.0 $400.0 $500.0 ($ millions) (2) (3)

INNOVATE Corp. 2026 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. 2026 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Revenue $ 495.5 $ 347.1 $ 1,281.9 $ 863.3 Cost of revenue 418.6 297.4 1,072.0 722.5 Gross profit 76.9 49.7 209.9 140.8 Operating expenses: Selling, general and administrative 45.4 39.6 126.3 112.5 Depreciation and amortization 1.2 4.3 8.9 13.1 Other operating loss (income) 0.7 (0.3) 0.6 0.8 Income from operations 29.6 6.1 74.1 14.4 Other income (expense): Gain on sale of controlling interest in subsidiary 32.9 — 32.9 — Interest expense (31.1) (23.4) (83.2) (65.0) (Loss) gain on extinguishment of debt (0.4) — 18.0 (0.3) Loss from equity investees (0.4) — (0.4) (5.9) Other income, net 0.6 0.6 1.1 4.6 Income (loss) from operations before income taxes 31.2 (16.7) 42.5 (52.2) Income tax (expense) benefit (2.9) 7.1 (18.9) (4.2) Net income (loss) 28.3 (9.6) 23.6 (56.4) Net (income) loss attributable to non-controlling interests and redeemable non-controlling interests (1.8) 0.7 (3.2) 3.2 Net income (loss) attributable to INNOVATE Corp. 26.5 (8.9) 20.4 (53.2) Less: Preferred stock dividends 0.4 0.5 1.1 3.0 Less: Deemed dividend on subsidiary preferred stock attributable to non-controlling interests $ 10.3 $ — $ 10.3 $ — Net income (loss) attributable to common stockholders and participating preferred stockholders $ 15.8 $ (9.4) $ 9.0 $ (56.2) 12

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended September 30, 2026 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 25.2 $ (3.0) $ 25.9 $ (21.6) $ — $ 26.5 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 1.2 — — — — 1.2 Depreciation and amortization (included in cost of revenue) 1.4 — — — — 1.4 Other operating loss (income) 0.9 — (0.2) — — 0.7 Gain on sale of controlling interest in subsidiary — — (32.9) — — (32.9) Interest expense 1.4 1.8 8.2 19.7 — 31.1 Loss on extinguishment of debt — — 0.4 — — 0.4 Other (income) expense, net (2.3) — 0.3 1.4 — (0.6) Income tax expense (benefit) 8.8 — — (5.9) — 2.9 Non-controlling interests 2.5 (0.5) (0.2) — — 1.8 Share-based compensation expense — — — 0.5 — 0.5 Realignment and exit costs 1.8 — — — — 1.8 Facility commissioning costs 2.5 — — — — 2.5 Debt refinancing costs — — — 0.7 — 0.7 Acquisition and disposition costs 0.2 — (1.2) 3.5 — 2.5 Adjusted EBITDA $ 43.6 $ (1.7) $ 0.3 $ (1.7) $ — $ 40.5

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Nine Months Ended September 30, 2026 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 60.9 $ (8.6) $ 27.8 $ (59.7) $ — $ 20.4 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 6.9 0.1 1.9 — — 8.9 Depreciation and amortization (included in cost of revenue) 8.1 — — — — 8.1 Other operating loss (income) 0.9 — (0.3) — — 0.6 Gain on sale of controlling interest in subsidiary — — (32.9) — — (32.9) Interest expense 4.6 5.8 19.0 53.8 — 83.2 Gain on extinguishment of debt — — (18.0) — — (18.0) Other (income) expense, net (4.2) — 4.7 (1.6) — (1.1) Income tax expense (benefit) 24.0 — — (5.1) — 18.9 Non-controlling interests 5.9 (1.9) (0.8) — — 3.2 Share-based compensation expense — 0.1 — 1.4 — 1.5 Realignment and exit costs 2.3 — — — — 2.3 Facility commissioning costs 5.5 — — — — 5.5 Debt refinancing costs — — — 0.9 — 0.9 Acquisition and disposition costs 0.4 — — 4.6 — 5.0 Adjusted EBITDA $ 115.3 $ (4.5) $ 1.4 $ (5.7) $ — $ 106.5

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended September 30, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 8.8 $ (4.6) $ (5.9) $ (7.2) $ — $ (8.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.0 0.1 1.2 — — 4.3 Depreciation and amortization (included in cost of revenue) 3.2 — — — — 3.2 Other operating loss (income) 0.1 — (0.4) — — (0.3) Interest expense 2.4 3.1 3.8 14.1 — 23.4 Other (income) expense, net (0.5) (0.1) 2.4 (2.4) — (0.6) Income tax expense (benefit) 4.4 — — (11.5) — (7.1) Non-controlling interests 0.9 (1.2) (0.4) — — (0.7) Share-based compensation expense — 0.1 — 0.6 — 0.7 Realignment and exit costs 1.2 — 0.1 — — 1.3 Debt refinancing costs — — 0.2 4.3 — 4.5 Adjusted EBITDA $ 23.5 $ (2.6) $ 1.0 $ (2.1) $ — $ 19.8

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Nine Months Ended September 30, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 18.9 $ (18.7) $ (17.4) $ (36.0) $ — $ (53.2) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 9.2 0.3 3.6 — — 13.1 Depreciation and amortization (included in cost of revenue) 9.7 — — — — 9.7 Other operating loss (income) 1.2 — (0.4) — — 0.8 Interest expense 6.9 12.8 11.4 33.9 — 65.0 Loss on extinguishment of debt 0.3 — — — — 0.3 Other (income) expense, net (1.1) (4.6) 6.9 (5.8) — (4.6) Income tax expense (benefit) 8.8 — — (4.6) — 4.2 Non-controlling interests 1.9 (4.0) (1.1) — — (3.2) Share-based compensation expense — 0.3 — 1.9 — 2.2 Realignment and exit costs 3.6 — 0.2 — — 3.8 Debt refinancing costs 0.1 — 0.2 4.3 — 4.6 Adjusted EBITDA $ 59.5 $ (13.9) $ 3.4 $ (6.3) $ — $ 42.7

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 17 (in millions) Infrastructure Three Months Ended December 31, 2025 Nine Months Ended September 30, 2026 LTM September 30, 2026 Net income attributable to INNOVATE Corp. $ 10.6 $ 60.9 $ 71.5 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.9 6.9 9.8 Depreciation and amortization (included in cost of revenue) 3.2 8.1 11.3 Other operating loss 0.2 0.9 1.1 Interest expense 1.8 4.6 6.4 Other income, net (1.1) (4.2) (5.3) Income tax expense 7.4 24.0 31.4 Non-controlling interests 0.9 5.9 6.8 Realignment and exit costs 1.3 2.3 3.6 Facility commissioning costs — 5.5 5.5 Acquisition and disposition costs 0.8 0.4 1.2 Adjusted EBITDA $ 28.0 $ 115.3 $ 143.3